UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2008

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                      Transfer of Listing

On August 13, 2008, Z Trim Holdings, Inc. (the “Company”) notified the American Stock Exchange of its intention to withdraw its common stock from listing on Amex. The Company anticipates filing its Form 25 with the Securities and Exchange Commission on Monday August 25, 2008, with the withdrawal to take effect on Thursday, September 4, 2008.  The Company expects trades in its common stock to be quoted on the Over-the-Counter Bulletin Board immediately upon withdrawal from Amex.

Item 7.01                      Regulation FD Disclosure

On August 13, 2008, the Company issued a press release reporting the matters described in Item 3.01 herein.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01.                     Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

99	Press Release dated August 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 14, 2008

Z TRIM HOLDINGS, INC.

By:	/s/ Steve Cohen
Name: Steve Cohen
Title: President

INDEX TO EXHIBITS

No.	Description

99	Press Release dated August 13, 2008

3